Scudder DestinationsSM Annuity

Issued by

Zurich American Life Insurance Company

through

ZALICO Variable Annuity Separate Account

Supplement dated July 3, 2017 to the

Prospectus dated May 1, 2017

BUY BACK OFFER

For a limited time, Zurich American Life Insurance Company (the “Company” or “we”) is offering to buy back your Scudder Destinations Annuity (the “Contract”) with an in-force GRIB Rider purchased on or after May 1, 2000 on the terms described below. The Company intends to make this buy back offer (the “Buy Back Offer”) available from July 3, 2017 through October 31, 2017 (“Offer Period”). The Company reserves the right to modify, to suspend, or to terminate the Buy Back Offer, in whole or in part, at any time and may extend the Offer Period in its sole discretion. Capitalized terms used herein have the same definitions as your Contract, unless otherwise indicated.

SUMMARY

What is the Buy Back Offer?

The Company is offering to buy your Contract with an in-force GRIB Rider for the “Buy Back Amount,” which will equal your Contract Value (less any outstanding loans) plus an enhancement amount as described below (“Enhancement Amount”). You will not incur a surrender charge if you accept the Buy Back Offer. In addition, if you accept the Buy Back Offer and the Effective Date (as defined below) occurs prior to the end of a calendar quarter, you will not incur the GRIB Rider charge for that quarter nor will you incur the Annual Records Maintenance Charge that might otherwise apply upon termination. If you are invested in the Market Value Adjustment Option Guarantee Period(s) (“MVA Option”), you will not incur a negative market value adjustment if you accept the Buy Back Offer.

How is the Enhancement Amount computed?

The Enhancement Amount we credit to you will be the greatest of Amount A, Amount B or Amount C, in accordance with the age of the Primary Annuitant as set forth in the following Buy Back Enhancement Amount Table:

Primary Annuitant’s age @ Effective Date	Amount A * % of NAR	Amount B Fixed Amount	Amount C % of Contract Value
< 40 (under forty)	120%	$4,000	20%
40 to < 45	118%	$3,500	20%
45 to < 50	118%	$3,500	20%
50 to < 55	118%	$3,000	20%
55 to < 60	116%	$3,000	20%
60 to < 65	114%	$2,500	20%
65 to < 70	112%	$2,500	20%
70 to < 75	108%	$2,000	20%
75 to < 80	104%	$1,500	15%
> 80 (over eighty)	95%	$1,250	0%

*	Amount A is a percentage of the Net Amount at Risk (“NAR”). NAR is the difference, if any, between the GRIB Base, as defined in Appendix A, and the Contract Value.

Because the total Buy Back Amount = Contract Value (less any outstanding loans) + Enhancement Amount, any outstanding loan amounts under your Contract will reduce the Buy Back Amount you are eligible to receive.

What are my options for accepting the Buy Back Offer?

To accept the Buy Back Offer, you must either:

•	surrender your Contract with an in-force GRIB Rider (a “Surrender”) for cash consideration, or

•	exchange your Contract with an in-force GRIB Rider (“Exchange”) for an annuity product issued by an unaffiliated life insurance company (a “Replacement Policy”). For Non-Qualified Plan Contracts, the Exchange should be tax-free if made in compliance with Section 1035 of the Internal Revenue Code. For Qualified Plan Contracts, a tax-free Exchange includes trustee to trustee transfers or rollovers for either a Replacement Policy or some other eligible investment.

If I accept the Buy Back Offer, what am I giving up?

Before accepting the Buy Back Offer, please consider carefully whether you no longer need or want the Contract with an in-force GRIB Rider and any other optional riders you have selected, and the Death Benefit. If you accept the Buy Back Offer, in return for the Buy Back Amount you will be giving up your Contract, including the benefits provided by the in-force GRIB Rider, any other optional riders you selected, and your Death Benefit. At the same time, by giving up your Contract you will no longer incur the ongoing fees and costs under the Contract. Please refer to Appendix A for a summary description of the GRIB Rider and Death Benefit.

You are not required to accept the Buy Back Offer. If you choose not to accept the Buy Back Offer, you can simply ignore it and your Contract and any optional riders you selected, including the GRIB Rider, will continue unchanged.

THE BUY BACK OFFER

If you accept the Buy Back Offer, we will buy your Contract with an in-force GRIB Rider for the Buy Back Amount described above.

What day’s pricing will I receive / when is my Enhancement Amount calculated?

We will determine the Buy Back Amount using the Contract Value and Enhancement Amount as of the close of business on the Business Day that we receive by 4 p.m. Eastern Time in our Administrative Office (as defined below) your Buy Back Offer Acceptance Form and any other documentation necessary to process your request, provided that your Buy Back Offer Acceptance Form is postmarked on a day during the Offer Period (collectively, your “Acceptance”) and all necessary documentation is properly completed and signed (i.e., in “Good Order”). If we receive your Acceptance in Good Order after 4 p.m. Eastern Time on a Business Day, we will determine the Buy Back Amount using the Contract Value and Enhancement Amount as of the close of business on the following Business Day.

“Administrative Office” means P.O. Box 19097, Greenville, SC 29602-9097 for standard mail, or, for overnight deliveries, 2000 Wade Hampton Blvd., Greenville, SC 29615-1064. The date we determine your Buy Back Amount is the “Effective Date”.

To illustrate how we compute the Buy Back Amount, we have included some hypothetical examples in Appendix B. The Buy Back Amount you receive, however, will depend on your individual circumstances.

DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, THE BUY BACK OFFER MAY NOT BE IN YOUR BEST INTEREST. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE, TAX ADVISER, OR OTHER ADVISER(S) TO DETERMINE WHAT IS THE RIGHT DECISION FOR YOU.

Why is the Company making the Buy Back Offer?

We are making the Buy Back Offer in recognition that our customers’ needs change over time and that what may have been important before may no longer be necessary or as important as having cash now or applying a higher amount to a different annuity contract. In addition, the Buy Back Offer is part of our effort to exit this segment of the variable annuity business and to alleviate certain capital constraints that are associated with that business. If you accept the Buy Back Offer, we may gain a financial benefit because, for example, the capital we hold against future adverse events can be released upon the Acceptance of the Buy Back Offer, and we will no longer bear the cost of hedging against market downturns.

The Buy Back Offer may not be available in all states, at all times, or through all financial intermediaries. The Company may modify, suspend, or terminate the Buy Back Offer, in whole or in part, at any time prior to receiving your Acceptance in Good Order in our Administrative Office. The Company may also extend the Offer Period in its sole discretion. In the future, we may make new, additional, or modified offers with different terms that may be more or less favorable than the terms described herein.

Who Qualifies for the Buy Back Offer?

You are eligible for the Buy Back Offer if:

•	You are the owner (joint owner) of a Contract with an in-force GRIB Rider purchased on or after May 1, 2000,

•	The GRIB Rider remains in force at the time your Acceptance is in Good Order (the GRIB Rider automatically terminates if it is not exercised on or before the contract anniversary immediately prior to the primary annuitant’s 91st birthday),

•	Death Benefits have not been paid, no Death Benefit Claim is pending (however spouses who elect spousal continuation under the Contract will subsequently receive a Buy Back Offer), and the Death Benefits available under your Contract are eligible for increases beyond your Contract Value (because you elected the five year deferral period), and

•	You have not annuitized your Contract under the GRIB Rider.

The Company, in its sole discretion, may impose additional or different limits or conditions on the Buy Back Offer at any time prior to Acceptance or may extend the Offer Period.

Do I have to accept the Buy Back Offer?

No. It is entirely up to you to decide what to do. If you do not want to accept the Buy Back Offer, simply ignore it and your Contract and in-force GRIB Rider will continue as before.

What happens if I accept the Buy Back Offer?

If all of the conditions of the Buy Back Offer are satisfied, we will process your Surrender or Exchange. We will add the Enhancement Amount to your Contract Value immediately before we process your Surrender or Exchange. If you request a Surrender, the Enhancement Amount will be included as part of your surrender proceeds. If you request an Exchange, the Enhancement Amount will be included in the amount used to purchase a Replacement Policy or, if you own a Qualified Plan Contract, some other eligible investment.

The Effective Date will not occur until the Company has received your Acceptance in Good Order. Additional requirements may apply if you elect to Exchange your Contract. Transactions requested but not completed due to your failure to provide an Acceptance in Good Order, or for any other reason beyond the control of the Company, will not be eligible for the Buy Back Offer. However, the Company may, in its sole discretion, extend the Offer Period.

All Surrenders, Exchanges, and elections will be final. Once you have accepted the Buy Back Offer, you will not be permitted to reinstate your Contract.

The Company reserves the right to modify, suspend, or terminate the Buy Back Offer, in whole or in part, at any time prior to receipt of your Acceptance in our Administrative Office. If we receive your Acceptance after we modify the Buy Back Offer, we will contact you and seek further instructions. We will not process any Acceptances received after we suspend or terminate the Buy Back Offer. Furthermore, the Company, in its sole discretion, may impose additional or different limits or conditions on the Buy Back Offer at any time prior to Acceptance or may extend the Offer Period.

BUY BACK OFFER CONSIDERATIONS

Should I accept the Buy Back Offer?

The Company cannot recommend a course of action for you. Please consult with your financial representative, tax adviser, and any other persons, such as any beneficiaries under your Contract (collectively, your “personal representatives”), whom you believe can help you make the best decision regarding whether to accept the Buy Back Offer based on your individual circumstances.

You may want to evaluate the facts set out below with your personal representatives. The facts below are not intended to serve as, and do not constitute, a complete list of all of the things that you may need or want to consider in deciding whether to accept the Buy Back Offer.

•	If you accept the Buy Back Offer, the Buy Back Amount you receive may be less than the amount you would have received over your lifetime had you kept your Contract and GRIB Rider in force.

•	If you accept the Buy Back Offer, your Contract will terminate and you will lose all benefits under the Contract, including the GRIB Rider and any other optional riders you selected. Benefits comparable to those offered by the GRIB Rider and other optional riders you have selected might not be available in any Replacement Policy you might purchase. Therefore, you should not accept the Buy Back Offer if any of these benefits is important to you.

•	If you accept the Buy Back Offer, you will lose the Contract’s Death Benefit. The Contract’s Death Benefit could be greater than the death benefit under any Replacement Policy you might acquire, and, if you keep your Contract, could be greater than the Buy Back Amount you would have received. Therefore, you should not accept the Buy Back Offer if the Death Benefit is important to you.

•	A Surrender of a Non-Qualified Plan Contract may be taxable to you. Generally, if you surrender your Non-Qualified Plan Contract, you will be taxed on the amount that you receive that exceeds the “investment in the policy” (cost basis), which is generally your premiums paid (reduced for any prior withdrawals that were not taxable). A 10% tax penalty also may apply to the taxable portion of the surrender if taken before age 59 1⁄2. For Non-Qualified Plan Contracts, the taxable portion of your surrender proceeds may also be subject to the 3.8% Medicare surtax on investment income that went into effect in 2013.

•	A Surrender of a Qualified Plan Contract may be taxable to you. Generally, if you surrender your Qualified Plan Contract, you will be taxed on the full amount that you receive. This is because the premiums you paid for your Qualified Plan Contract were either deductible or excludable from your income at the time they were contributed. If after-tax premium contributions were made, they will be treated as an “investment in the policy” and only the portion of the distribution in excess of such contributions would be taxable. A 10% tax penalty also may apply to the taxable portion of the surrender if taken before age 59 1⁄2.

•	You should consult your tax adviser about the tax consequences of accepting the Buy Back Offer. Please carefully review the Federal Tax Considerations and Other Tax Issues sections of the prospectus for additional information.

•	If you are considering an Exchange for a Replacement Policy, please remember that annuities are not all alike. You should carefully compare the features of your Contract to those of the Replacement Policy. Certain benefits and features under your Contract, including the guaranteed lifetime income and guaranteed minimum death benefit provided by your GRIB Rider and Death Benefit, respectively, may not be available under any Replacement Policy. By accepting the Buy Back Offer you would be giving up these benefits and features under your Contract, without the ability to get them back, in exchange for the Buy Back Amount described above. If you request an Exchange for a Replacement Policy, please remember that the owner (and potentially the annuitant) under the Replacement Policy must be the same as under the current Contract. Please see Appendix A for a summary description of the GRIB Rider and Death Benefit. You should also know that your financial representative may have a financial incentive to recommend an Exchange. You should contact your financial representative for information about the compensation he or she receives.

•	In lieu of the standard commission compensation of 2% of Contract Value that would be paid by the Company to sales representatives on certain Contracts with an in-force GRIB Rider that are annuitized, the Company intends to pay compensation, subject to the sales representatives’ broker dealer’s approval, of 2% of Contract Value (excluding the Enhancement Amount) on all Contracts with an in-force GRIB Rider that accept the Buy Back Offer. This compensation may create a conflict of interest by providing an incentive for sales representatives to recommend the Buy Back Offer. Any commission compensation paid to sales representatives via their broker-dealers is paid for by the Company and will not impact the amount you receive under the Buy Back Offer.

•	There may be surrender charges under a Replacement Policy.

•	The Enhancement Amount may be taxable income to you when withdrawn. You may wish to consult your tax adviser about the tax consequences of receiving the Enhancement Amount.

After taking into account all these and other factors pertinent to your individual circumstances, and after consulting with your personal representatives, you should independently determine whether the Buy Back Amount represents a fair value in exchange for your Contract and in-force GRIB Rider.

ACCEPTING THE BUY BACK OFFER

How do I accept the Buy Back Offer?

If you decide you want to Surrender your Contract and want us to send you a check for the Buy Back Amount, simply contact your financial representative who can assist you with the necessary steps to complete the Buy Back Offer Acceptance Form, which includes the primary annuitant’s information in Section 3. Remember that this may be a taxable event for you, so you should also consult your tax adviser. To request a Surrender, you must also return your original Contract (unless lost or destroyed) to the Company.

If you decide you want to Exchange your Contract for another company’s annuity product, you should contact a financial representative for that company as well as complete, sign, return the Buy Back Offer Acceptance Form, include the primary annuitant’s information in Section 3, return to the Company your original Contract (unless lost or destroyed), and submit any other documentation necessary to process your Exchange. If you own a Qualified Plan Contract and wish to exchange your Contract for some other eligible investments, you should contact a financial representative as well as complete, sign, and return the Buy Back Offer Acceptance Form, return to the Company your original Contract (unless lost or destroyed) and submit any other documentation necessary to process your Exchange.

Are partial surrenders or exchanges permitted?

No. Partial surrenders and partial exchanges are not permitted under the Buy Back Offer. If you accept the Buy Back Offer, it will apply to your entire Contract and GRIB Rider.

By when must I decide?

To accept the Buy Back Offer, your Acceptance Form in Good Order must be postmarked no earlier than July 3, 2017 and no later than October 31, 2017. The Company, in its sole discretion, may impose additional or different limits or conditions on the Buy Back Offer at any time prior to Acceptance or may extend the Offer Period.

CONTACT INFORMATION

Please contact your financial representative for additional information regarding the Buy Back Offer. You may call 1-888-882-3751 during the Offer Period to determine your current Buy Back Offer Amount. Please note that the Buy Back Amount may change each day until the Effective Date.

APPENDIX A

SUMMARY OF GRIB RIDER AND DEATH BENEFIT

A summary of some important features of the GRIB Rider and Death Benefit appears in the charts below. You should not rely solely on these charts in evaluating the GRIB Rider and Death Benefit. Please refer to the prospectus, Contract, and the GRIB Rider, which provide additional information.

GRIB Rider

Description:

The GRIB Rider provides annuity payments that are based on the greater of:

•    the income provided by applying the GRIB Base to the guaranteed annuity factors, and

•    the income provided by applying the Contract Value to the current annuity factors.

The GRIB Base is the greatest of:

•    Contract Value,

•    Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant’s age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date (the “Purchase Payment Roll-Up Value”), and

•    the greatest anniversary value before the exercise date.

The greatest anniversary value equals:

•    the highest of the Contract Values on each Contract anniversary prior to the Annuitant’s age 81, plus

•    the dollar amount of any Purchase Payments made since that anniversary, minus

•    withdrawals since that anniversary.

If the GRIB Rider is not exercised by the Annuitant’s age 91, the GRIB Rider terminates without value on that date.

The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the “Annuity 2000” table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.5% is assumed. Contracts issued in the state of Montana or in connection with certain employer-sponsored employee benefit plans are required to use unisex annuity factors. In such cases, the guaranteed annuity factors will be based on unisex rates.

Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided under the regular provisions of the Contract. If the regular annuitization provisions would provide a greater benefit than GRIB, the greater amount will be paid.

GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, but the age of the older Annuitant is used to determine the GRIB Base.

Investment Restrictions:	None

Fee:	Annual fee equal to 0.25% of Contract Value, deducted pro rata on the last business day of each calendar quarter. This charge does not apply after the Annuitant’s 91st birthday or after the Contract is annuitized.

Death Benefit

Description:

We pay a death benefit to the Beneficiary if any of the following occurs during the Accumulation Period:

•    the Owner, or a joint owner, dies,

•    the Annuitant dies with no living contingent annuitant, or

•    the contingent annuitant dies after the Annuitant.

If the deceased Owner or Annuitant dies before age 91, we will pay the Beneficiary the greatest of the following less debt:

•    Contract Value,

•    Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased’s age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death, or

•    the greatest anniversary value before death.

The greatest anniversary value equals:

•    the highest of the Contract Values on each Contract anniversary prior to the deceased’s age 81, plus the dollar amount of any Purchase Payments made since that anniversary, minus

•    withdrawals since that anniversary.

We pay Contract Value to the Beneficiary if an Owner or Annuitant dies after age 91.

Investment Restrictions:	None.

Fee:	There is no separate charge for the Death Benefit.

APPENDIX B

HYPOTHETICAL BUY BACK AMOUNT EXAMPLES The following hypothetical examples illustrate how we calculate the Buy Back Amount for a Contract with a GRIB Rider. In addition to the assumptions set out below, all of the hypothetical examples assume the Acceptance of the Buy Back Offer prior to the calendar quarter so that the Buy Back Amount is not reduced by the GRIB Rider charge for that quarter or the Annual Records Maintenance Charge upon termination. The hypothetical examples also assume that no monies have been allocated to the MVA Option. Under the Buy Back Offer, no negative market value adjustment would apply upon Surrender or Exchange.

EXAMPLE 1 – Contract with GRIB Rider where GRIB Base is Greater than Contract Value and the primary annuitant is 63 years of age:

Assumptions (all values determined as of Effective Date):

Contract Value:	$45,000
GRIB Base:	$60,000
Age of primary annuitant:	63

Enhancement Amount: The Enhancement Amount is determined as the highest of three calculated amounts based on the age of the primary annuitant.

Amount A:	114% of the difference, if any, between the GRIB Base and the Contract Value ($60,000 - $45,000) = $15,000 x 114% = $17,100

Amount B:	$2,500

Amount C:	20% of the Contract Value (20% x $45,000) = $9,000

In this example, the Enhancement Amount is $17,100.

Buy Back Amount: We determine the Buy Back Amount by adding the Contract Value (less outstanding loans) and Enhancement Amount. In this example, the Buy Back Amount is equal to $45,000 + $17,100 = $62,100.

EXAMPLE 2 – Contract with GRIB Rider where GRIB Base is Greater than Contract Value and the primary annuitant is 53 years of age:

Contract Value:	$100,000
GRIB Base:	$110,000
Age of primary annuitant:	53

Enhancement Amount: The Enhancement Amount is determined as the highest of three calculated amounts based on the age of the primary annuitant.

Amount A:	118% of the difference, if any, between the GRIB Base and the Contract Value ($110,000 - $100,000) = $10,000 x 118% = $11,800

Amount B:	$3,000

Amount C:	20% of the Contract Value (20% x $100,000) = $20,000

In this example, the Enhancement Amount is $20,000.

Buy Back Amount: We determine the Buy Back Amount by adding the Contract Value (less outstanding loans) and Enhancement Amount. In this example, the Buy Back Amount is equal to $100,000 + $20,000 = $120,000

EXAMPLE 3 – Contract with GRIB Rider where GRIB Base is Greater than Contract Value and the primary annuitant is 43 years of age:

Contract Value:	$1,000
GRIB Base:	$2.000
Age of primary annuitant:	43

Enhancement Amount: The Enhancement Amount is determined as the highest of three calculated amounts based on the age of the primary annuitant.

Amount A:	118% of the difference, if any, between the GRIB Base and the Contract Value ($2,000 - $1,000) = $1,000 x 118% = $1,180

Amount B:	$3,500

Amount C:	20% of the Contract Value (20% x $1,000) = $2,000

In this example, the Enhancement Amount is $3,500.

Buy Back Amount: We determine the Buy Back Amount by adding the Contract Value (less outstanding loans) and Enhancement Amount. In this example, the Buy Back Amount is equal to $1,000 + $3,500 = $4,500